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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): July 17, 2006

                          PACIFIC ENERGY PARTNERS, L.P.
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             (Exact name of registrant as specified in its charter)

           DELAWARE                    1-31345                   68-0490580
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(State  or other jurisdiction        (Commission               (IRS Employer
      of incorporation)              File Number)            Identification No.)



        5900 Cherry Avenue, Long Beach, CA                  90805
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     (Address of principal executive offices)             (Zip Code)

        Registrant's telephone number, including area code: (562)728-2800

                                 NOT APPLICABLE
               ---------------------------------------------------
           Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[x] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01         REGULATION FD DISCLOSURE

     On July 17, 2006 Pacific Energy Partners, L.P. ("Pacific Energy") issued a press release, a copy of which is furnished with this report as Exhibit 99.1, and is incorporated herein by reference.

     The information in this report is being furnished, not filed, pursuant to
Item 7.01 of Form 8-K. Accordingly, the information in this report, including the exhibit, will not be incorporated by reference into any registration statement filed by Pacific Energy under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits

     99.1     Pacific Energy Partners, L.P. Press Release dated July 17, 2006.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


             PACIFIC ENERGY PARTNERS, L.P.
             By:     PACIFIC ENERGY GP, LP,
                     its general partner
                     By:      PACIFIC ENERGY MANAGEMENT LLC,
                              its general partner
                              By:      /s/ Gerald A. Tywoniuk
                                       -----------------------------------------
                                       Gerald A. Tywoniuk
                                       Senior Vice President and Chief Financial
                                       Officer
Dated: July 17, 2006


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                                  EXHIBIT INDEX

Exhibit 99.1 -- Pacific Energy Partners, L.P. Press Release dated July 17, 2006.